                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-07760

                        KEELEY Small Cap Value Fund, Inc.
                        ---------------------------------
               (Exact name of registrant as specified in charter)

                            401 South LaSalle Street
                                   Suite 1201
                             Chicago, Illinois 60605
               (Address of principal executive offices) (Zip code)

                                                 Copy to:
            John L. Keeley, Jr.                  Stephen E. Goodman
            Keeley Asset Management Corp.        Michael Best & Friedrich LLP
            401 South LaSalle Street             401 North Michigan Avenue
            Suite 1201                           Suite 1900
            Chicago, Illinois 60605              Chicago, Illinois 60611
                    (Name and address of agents for service)

        Registrant's telephone number, including area code: (312)786-5050
                                                             ------------

                      Date of fiscal year end: September 30
                                               ------------
                  Date of reporting period: September 30, 2003
                                            ------------------

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1)

                            LETTER TO SHAREHOLDERS

Dear Shareholder,

During the past six months from April 1, 2003 through September 30, 2003, the Fund's net assets grew to $90,470,525 and the number of shareholders was 4,208. The fund is registered for sale in all 50 states and the District of Columbia. Our broker dealer network totals over 200 broker dealers and trust entities.

We are pleased to note that the year ended September 30, 2003 closed out our 10th year of operations. As of this date, the Fund was rated four of five stars by Morningstar among 56 Small Blend funds for the 10-year period. We invite you to visit us online at www.keeleyfunds.com.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge
For the quarter ended September 30, 2003, the Fund's total return was 4.71% versus a return of 9.08% for the Russell 2000 Index and 2.65% for the S&P 500 Index. For the one year ending September 30, 2003, the Fund's average annual return was 20.61% versus 36.50% for the Russell 2000 Index and 24.40% for the S&P 500 Index. For the five year period the Fund's average annual return was 10.58% versus 7.46% for the Russell 2000 Index and 1.00% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 12.70% versus 8.28% for the Russell 2000 Index and 10.05% for the S&P 500 Index.

In the six months ended September 30, 2003, the stock market rose substantially beginning with the United States military victory in Iraq. The factors behind this rally are more than a military victory; this includes:

  . The Federal Reserve has the system awash in liquidity with federal fund rates at 1 percent. It is estimated that not until the third quarter of 2004 will interest rates begin to rise in response to economic growth.

  . The reduction in income taxes on dividends has had the effect of increasing the real return on dividends and hence, stock prices and increasing consumer liquidity.

  .  Lower capital gains taxes have made common stocks more attractive.

  . The recent economic statistics showing third quarter GNP growth of 7.2 percent should result in increased employment.

  . The majority of third calendar quarter corporate earnings have come in higher than expectations.

However, it must be remembered that the stock market appears to be "priced to perfection." Concerns still abound which include:

  .  Oil prices at $28-$30 per barrel and estimated higher gas prices.

  .  Continuing turmoil in Iraq and the Middle East.

  . Continuing growth in governmental bureaucracy putting burdens on corporate profitability.

  .  Weak dollar.

At this time there is considerable turmoil within the mutual fund industry due to late trading and market timing. It is likely that this will bring some reforms to the industry.

I believe that investors in the KEELEY Small Cap Value Fund should focus on the following:

  . Our portfolio turnover is low at 39 percent and we continue to operate in a most tax-efficient manner, stressing long term capital gains tax treatment on portfolio securities. The Fund's average annual total return after taxes on distributions with redemptions and load are +10.60%, +7.92% and +10.56% for the 1-, 5-, and 10-year, respectively. The Fund's average annual total return after taxes on distributions with load are +13.85%, +8.67% and +11.45% for the 1-, 5-, and 10-year, respectively.

  . Our portfolio is widely diversified by industry group as well as individual holdings. At September 30, 2003, the portfolio had 100 individual issues, none of which was more than 1.8 percent of the portfolio.

  . On a personal financial basis, I am committed to the Fund. At September 30, 2003, the Keeley family holdings comprised 10.8 percent of the Fund.

During this recent market advance many speculative shares that were beaten down in the recent bear market showed substantial gains. We do not allow the portfolio to engage in style drift; rather we have remained committed to our value driven strategy which buys stocks of relatively unknown (spin offs) and out of favor (below actual or perceived book value) companies, savings and loan conversions and companies emerging from bankruptcy. We believe positive opportunities continue to be offered by companies undergoing restructuring, which are characterized by sound fundamentals and motivated managements.

Thank you for your continued commitment to the Fund.

Sincerely,
/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the quarter ended September 30, 2003, the Fund's total return was 0.00% versus a return of 9.08% for the Russell 2000 Index and 2.65% for the S&P 500 Index. For the one year ending September 30, 2003, the Fund's average annual return was 15.19% versus 36.50% for the Russell 2000 Index and 24.40% for the S&P 500 Index. For the five year period the Fund's average annual return was 9.57% versus 7.46% for the Russell 2000 Index and 1.00% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 12.19% versus 8.28% for the Russell 2000 Index and 10.05% for the S&P 500 Index.

+Morningstar ratings reflect historical risk adjusted performance as of 9/30/03 and are subject to change every month. Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund's monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and 10-year returns. The top 10% are labeled five stars, the next 22.5% are labeled four stars, the next 35% are labeled three stars, the next 22.5% are labeled two stars and the bottom 10% one star. The KEELEY Small Cap Value Fund, Inc. received four of five stars for the three year period (among 273 funds), three of five stars (among 207 funds) for the five year period and four of five stars for the ten year period (among 56 funds) in the Small Blend category as of 9/30/03.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. For further details regarding such risks, including information on fees and expenses please refer to the Fund's prospectus. Read the Prospectus carefully before investing.

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                    [CHART]

                  KSCVX          S&P 500         Russell 2000
                ---------       ---------        ------------
10/1/1993        9,551.00       10,000.00         10,000.00
SEP 1994         9,799.43       10,368.60         10,267.48
SEP 1995        11,957.98       13,452.66         12,666.45
SEP 1996        13,898.50       16,187.93         14,329.94
SEP 1997        21,335.98       22,735.56         19,085.72
SEP 1998        19,097.00       24,792.00         15,456.00
SEP 1999        22,173.00       31,686.00         18,404.00
SEP 2000        24,254.00       35,895.00         22,709.00
SEP 2001        25,527.00       26,339.00         17,893.00
SEP 2002        26,184.00       20,943.00         16,229.00
SEP 2003        31,579.00       26,053.00         22,152.00

From 10/1/93 (commencement of operations) through 9/30/03

                        Average annual total returns***
                     for periods ended September 30, 2003

                                                          Since Commencement
                               12 mos ended 5 yrs ended of Operations (10 yrs)
                                 9/30/03      9/30/03     10/1/93 to 9/30/03
                               ------------ ----------- ----------------------
  KSCVF                          +20.61%      +10.58%          +12.70%
  KSCVF (includes
    max 4 1/2% front-end load)   +15.19%       +9.57%          +12.19%
  S&P 500 Index                  +24.40%       +1.00%          +10.05%
  Russell 2000 Index             +36.50%       +7.46%           +8.28%

      The performance table and graph do not reflect the deduction of taxes on Fund distributions or redemption of the Fund shares.

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 2003

           ASSETS:
           Investments at value (cost $69,828,492)      $91,185,214
           Cash                                                  32
           Receivable for shares issued                      80,585
           Dividends and interest receivable                 96,594
           Prepaid expenses                                  14,915
                                                        -----------
           Total Assets                                  91,377,340
                                                        -----------

           LIABILITIES:
           Payable for investments purchased                554,911
           Payable for shares redeemed                      179,585
           Payable to Adviser                                76,871
           Other accrued expenses                            95,448
                                                        -----------
           Total Liabilities                                906,815
                                                        -----------

           NET ASSETS                                   $90,470,525
                                                        ===========

           NET ASSETS CONSIST OF:
           Capital stock                                $69,559,234
           Accumulated net realized loss on investments    (445,431)
           Net unrealized appreciation on investments    21,356,722
                                                        -----------

           NET ASSETS                                   $90,470,525
                                                        ===========

           CAPITAL STOCK, $0.01 par value
           Authorized                                    10,000,000
           Issued and outstanding                         3,636,705

           NET ASSET VALUE AND
             REDEMPTION PRICE PER SHARE                 $     24.88
                                                        ===========

           MAXIMUM OFFERING PRICE PER
             SHARE ($24.88 / 0.955)                     $     26.05
                                                        ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                     For The Year Ended September 30, 2003

             INVESTMENT INCOME:
             Dividend income (net of $4,778 of foreign
               withholding taxes)                      $   787,914
             Interest income                                37,817
                                                       -----------
             Total Investment Income                       825,731
                                                       -----------

             EXPENSES:
             Investment advisory fees                      772,925
             12b-1 fees                                    193,231
             Transfer agent fees and expenses              112,278
             Administration fees                            88,646
             Professional fees                              57,291
             Fund accounting fees                           33,701
             Custody fees                                   25,445
             Federal and state registration fees            25,036
             Reports to shareholders                        24,396
             Directors' fees                                13,099
             Other                                           9,090
                                                       -----------
             Total Expenses                              1,355,138
                                                       -----------

             NET INVESTMENT LOSS                          (529,407)
                                                       -----------

             REALIZED AND UNREALIZED
               GAIN (LOSS):
             Net realized loss on investments             (427,684)
             Change in net unrealized appreciation on
               investments                              15,815,545
                                                       -----------
             Net Gain on Investments                    15,387,861
                                                       -----------

             NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS               $14,858,454
                                                       ===========

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                              September 30, 2003


            Number
           of Shares                                         Value
           ---------                                       ----------
                     COMMON STOCKS                  95.04%

                     Aerospace/Defense               0.78%
             18,000  Moog, Inc., Class B*                  $  708,300
                                                           ----------

                     Auto Parts and Equipment        0.92%
            133,000  Tenneco Automotive, Inc.*                836,570
                                                           ----------

                     Business Service                0.80%
             18,000  R.H. Donnelley Corp.*                    727,380
                                                           ----------

                     Commercial Services             1.75%
             55,000  Interactive Data Corp.*                  869,000
             20,000  Roto-Rooter, Inc.                        711,000
                                                           ----------
                                                            1,580,000
                                                           ----------

                     Communications and Media        1.57%
              1,500  Gray Television, Inc.                     17,520
             44,500  Gray Television, Inc., Class A           516,200
             14,500  Media General, Inc., Class A             885,950
                                                           ----------
                                                            1,419,670
                                                           ----------

                     Computer Services               1.14%
            146,000  Tyler Technologies, Inc.*              1,033,680
                                                           ----------

                     Consumer Products               2.76%
             46,000  The Brink's Co.                          798,560
             60,000  Moore Wallace, Inc.*                     852,000
             84,500  Water Pik Technologies, Inc.*            845,000
                                                           ----------
                                                            2,495,560
                                                           ----------

                     Diversified Manufacturing       3.55%
             29,000  Crane Co.                                678,890
             83,000  EnPro Industries, Inc.*                  800,950
             64,000  Griffon Corp.*                         1,149,440
             58,000  Myers Industries, Inc.                   580,580
                                                           ----------
                                                            3,209,860
                                                           ----------

                     Electric                        5.03%
            116,300  CMS Energy Corp.*                        857,131
             55,000  Duquesne Light Holdings, Inc.            849,200
            175,000  Reliant Resources, Inc.*                 896,000
             37,000  Texas Genco Holdings, Inc.               880,600
             58,000  Westar Energy, Inc.                    1,070,100
                                                           ----------
                                                            4,553,031
                                                           ----------
                     Engineering and Construction    1.82%
             60,500  Chicago Bridge & Iron Co. N.V.         1,643,180
                                                           ----------

                     Entertainment                   0.92%
            119,000  Pinnacle Entertainment, Inc.*            833,000
                                                           ----------

                     Finance Company                12.58%
             36,000  Berkshire Hills Bancorp, Inc.          1,212,840
             59,000  Brookline Bancorp, Inc.                  868,480

        Number
       of Shares                                                Value
       ---------                                             -----------
                 Finance Company (continued)
         38,000  Chesterfield Financial Corp.                $   855,380
         33,000  CIT Group, Inc.                                 949,080
         30,000  Harbor Florida Bancshares, Inc.                 799,800
         30,000  Hudson River Bancorp, Inc.                      963,900
         47,500  Partners Trust Financial Group, Inc.          1,042,625
         31,000  PrivateBancorp, Inc.                          1,026,410
         46,000  Provident Financial Services, Inc.              881,360
         50,000  TierOne Corp.*                                1,055,500
         43,000  Waypoint Financial Corp.                        862,150
         23,000  Wintrust Financial Corp.                        866,410
                                                             -----------
                                                              11,383,935
                                                             -----------

                 Financial Services                    4.16%
         31,000  BKF Capital Group, Inc.*                        748,650
         42,000  Jefferies Group, Inc.                         1,207,500
         42,000  Waddell & Reed Financial, Inc.                  989,940
         48,000  Westwood Holdings Group, Inc.                   815,040
                                                             -----------
                                                               3,761,130
                                                             -----------

                 Food, Beverage and Tobacco            5.19%
         47,000  Chiquita Brands International, Inc.*            831,900
         68,000  Del Monte Foods Co.*                            592,280
         55,500  Flowers Foods, Inc.                           1,265,400
         20,000  The J. M. Smucker Co.                           843,200
         42,000  Ralcorp Holdings, Inc.*                       1,163,400
                                                             -----------
                                                               4,696,180
                                                             -----------

                 Forestry                              1.67%
         27,500  Deltic Timber Corp.                             795,300
         73,000  Longview Fibre Co.                              713,210
                                                             -----------
                                                               1,508,510
                                                             -----------

                 Furniture/Home Appliances             1.07%
         40,000  Furniture Brands International, Inc.*           964,000
                                                             -----------

                 Healthcare Products                   1.16%
         42,000  Sybron Dental Specialties, Inc.*              1,052,940
                                                             -----------

                 Holdings Company--Diversified         0.88%
         21,000  Leucadia National Corp.                         794,850
                                                             -----------

                 Housing                               0.88%
         21,000  Standard Pacific Corp.                          795,900
                                                             -----------

                 Insurance                             7.07%
         20,000  Conseco, Inc.*                                  361,200
         32,000  Fidelity National Financial, Inc.               961,920
        180,600  Meadowbrook Insurance Group, Inc.*              745,878
         28,000  Old Republic International Corp.                926,520
         70,000  The Phoenix Companies, Inc.                     808,500
         28,500  Principal Financial Group, Inc.                 883,215
         17,000  StanCorp Financial Group, Inc.                  976,650
         24,000  Unitrin, Inc.                                   731,040

                                                             -----------
                                                               6,394,923

                                                             -----------

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                              September 30, 2003

        Number
       of Shares                                                Value
       ---------                                             -----------

                 Lodging                               2.89%
         42,000  Aztar Corp.*                                $   743,820
         39,000  Choice Hotels International, Inc.*            1,131,780
         81,500  Park Place Entertainment Corp.*                 734,315

                                                             -----------
                                                               2,609,915

                                                             -----------

                 Manufacturing                        13.14%
         20,000  Ametek, Inc.                                    857,200
         57,500  CIRCOR International, Inc.                    1,104,000
         37,500  Commercial Metals Co.                           688,875
         51,000  Flowserve Corp.*                              1,035,300
         38,000  Gardner Denver Inc.*                            798,380
         46,000  Joy Global, Inc.*                               724,960
         80,000  Methode Electronics, Inc., Class A              944,800
         32,500  Regal-Beloit Corp.                              663,000
         64,000  Sauer-Danfoss, Inc.                             902,400
         52,000  Terex Corp. *                                   963,560
         34,500  Thomas & Betts Corp.*                           546,825
         33,000  Thomas Industries, Inc.                         941,160
         58,000  Wabtec Corp.                                    919,300
         45,500  Watts Industries, Inc.                          801,710

                                                             -----------
                                                              11,891,470

                                                             -----------

                 Oil and Gas--Equipment &
                 Services                              1.98%
         39,500  FMC Technologies, Inc.*                         846,090
         98,000  Key Energy Services, Inc.*                      945,700

                                                             -----------
                                                               1,791,790

                                                             -----------

                 Oil and Gas--Exploration &
                 Production                            9.56%
         87,000  Chesapeake Energy Corp.                         937,860
         38,000  Cimarex Energy Co.*                             744,800
         84,000  Comstock Resources, Inc.*                     1,122,240
         50,000  Encore Acquisition Co.*                       1,077,500
         48,000  Evergreen Resources, Inc.*                    1,296,000
        137,000  Harvest Natural Resources, Inc.*                842,550
        117,000  Magnum Hunter Resources, Inc.*                  934,830
         74,500  Plains Exploration & Production Co.*            929,015
         32,000  Spinnaker Exploration Co.*                      768,000

                                                             -----------
                                                               8,652,795

                                                             -----------

                 Printing and Publishing               2.69%
         41,000  Journal Register Co.*                           768,750
         18,000  Meredith Corp.                                  831,060
         16,000  Pulitzer, Inc.                                  833,600

                                                             -----------
                                                               2,433,410

                                                             -----------

         Number
        of Shares                                             Value
        ---------                                          -----------

                   Real Estate--Operation &
                   Development                       2.08%
            37,500 Catellus Development Corp.*             $   916,875
            30,000 The St. Joe Co.                             962,400

                                                           -----------
                                                             1,879,275

                                                           -----------

                   Retail--Restaurants               3.00%
            31,000 IHOP Corp.                                1,018,350
            56,000 The Steak n Shake Co.*                      834,400
            30,000 Triarc Companies, Inc.                      302,100
            54,000 Triarc Companies, Inc., Class B             561,600

                                                           -----------
                                                             2,716,450

                                                           -----------

                   Telecommunications                0.84%
            83,000 Network Equipment
                    Technologies, Inc.*                        759,450

                                                           -----------

                   Transportation                    3.16%
            39,000 Canadian Pacific Railway Ltd.               920,790
            81,000 Laidlaw International, Inc.*                797,850
            65,000 Kansas City Southern*                       719,550
            47,000 Providence and Worcester
                    Railroad Co.                               418,770

                                                           -----------
                                                             2,856,960

                                                           -----------
                   Total Common Stocks                      85,984,114

                                                           -----------
                   (cost $64,627,392)

        Principal
         Amount
        ----------
                   SHORT-TERM INVESTMENTS            5.75%
        $1,005,600 American Family Demand Note,
                     0.74%                                   1,005,600
         4,195,500 US Bank Demand Note,
                     0.87%                                   4,195,500

                                                           -----------
                   Total Short-Term Investments
                   (cost $5,201,100)                         5,201,100

                                                           -----------
                   Total Investments               100.79%
                   (cost $69,828,492)                       91,185,214
                   Liabilities less Other Assets   (0.79)%    (714,689)

                                                           -----------

                   NET ASSETS                      100.00% $90,470,525
                                                           ===========

                            * Non-income producing

                     Percentages are based on net assets.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              Year Ended         Year Ended
                                                          September 30, 2003 September 30, 2002
                                                          ------------------ ------------------
OPERATIONS:
Net investment loss                                          $   (529,407)      $   (618,033)
Net realized gain (loss) on investments                          (427,684)         3,727,078
Change in net unrealized appreciation on investments           15,815,545         (2,761,956)
                                                             ------------       ------------
Net increase in net assets resulting from operations           14,858,454            347,089
                                                             ------------       ------------

DISTRIBUTIONS:
Net realized gains                                             (3,967,366)        (2,906,619)
                                                             ------------       ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from 1,965,978 and 1,282,131 shares issued,
  respectively                                                 43,684,699         31,738,666
Proceeds from 178,807 and 119,356 shares of distributions
  reinvested, respectively                                      3,774,671          2,754,741
Cost of 1,424,485 and 1,061,553 shares redeemed,
  respectively                                                (31,774,288)       (25,823,219)
                                                             ------------       ------------
Net increase from capital stock transactions                   15,685,082          8,670,188
                                                             ------------       ------------

TOTAL INCREASE IN NET ASSETS                                   26,576,170          6,110,658
NET ASSETS:
Beginning of year                                              63,894,355         57,783,697
                                                             ------------       ------------
End of year                                                  $ 90,470,525       $ 63,894,355
                                                             ============       ============

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                            September 30, September 30, September 30, September 30, September 30,
                                2003          2002          2001          2000          1999
                            ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value,
  beginning of year            $ 21.91       $ 22.43       $ 21.82       $ 20.85       $ 18.31
Income from investment
  operations:
Net investment loss              (0.15)        (0.21)        (0.20)        (0.14)        (0.18)
Net realized and
  unrealized gains on
  investments                     4.43          0.85          1.32          2.00          3.10
                               -------       -------       -------       -------       -------
Total from investment
  operations                      4.28          0.64          1.12          1.86          2.92
                               -------       -------       -------       -------       -------
Less distributions:
Net realized gains               (1.31)        (1.16)        (0.51)        (0.89)        (0.38)
                               -------       -------       -------       -------       -------
Net asset value, end of
  year                         $ 24.88       $ 21.91       $ 22.43       $ 21.82       $ 20.85
                               =======       =======       =======       =======       =======
Total return (2)                 20.61%         2.57%         5.25%         9.39%        16.11%
Supplemental data and
  ratios:
Net assets, end of year (in
  000's)                       $90,471       $63,894       $57,784       $53,570       $52,622
Ratio of expenses to
  average net assets              1.75%         1.72%         1.80%         1.86%         1.98%
Ratio of net investment
  loss to average net
  assets                         (0.68)%       (0.90)%       (0.90)%       (0.64)%       (0.92)%
Portfolio turnover rate          38.83%        45.31%        43.61%        44.84%        40.19%

(1)Per share data is for a share outstanding throughout the year.
(2)The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                              September 30, 2003

1. ORGANIZATION

      The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   a) Investment Valuation--Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   b) Federal Income and Excise Taxes--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

   c) Distributions to Shareholders--Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP. Where appropriate, reclassifications between net asset accounts are made for such differences that permanent in nature.

   d) Other--Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                              September 30, 2003


3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2002 to September 30, 2003, the Fund paid $70,662 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2002 to September 30, 2003, were $39,955,993 and $28,631,318, respectively. For the period from October 1, 2002 to September 30, 2003, the Fund paid $258,240 of brokerage commissions on trades of securities to the Distributor.

6. FEDERAL INCOME TAX INFORMATION

      At September 30, 2003, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                  Cost of Investments            $69,866,634
                                                 ===========
                  Gross Unrealized Appreciation  $22,534,516
                  Gross Unrealized Depreciation   (1,215,936)
                                                 -----------
                  Net Unrealized Appreciation on
                    Investments                  $21,318,580
                                                 ===========

   The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                              September 30, 2003


      The tax character of distributions paid during the fiscal year ended September 30, 2003 and the fiscal year ended September 30, 2002 was as follows:

                                             2003      2002
                                          ---------- ---------
                  Long-Term Capital Gains $3,967,366 2,906,619

      As of September 30, 2003 the components of accumulated earnings on a tax basis were as follows:

                 Accumulated net realized loss on
                   investments                    $  (407,289)
                 Net unrealized appreciation on
                   investments                     21,318,580
                                                  -----------
                 Total accumulated earnings       $20,911,291
                                                  ===========

      At September 30, 2003, the Fund had total accumulated capital loss carryforwards of $28,076 expiring in 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. At September 30, 2003, the Fund had net realized capital losses of $379,213 from transactions between November 1, 2002 and September 30, 2003, which for tax purposes, are deferred and will be recognized in the following fiscal year.

7. OFFERING PRICE PER SHARE

      The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                                   Sales Charge       Sales Charge     Dealer Reallowance
                                as a Percentage of as a Percentage of  as a Percentage of
Amount of Single Transaction      Offering Price   Net Amount Invested   Offering Price
----------------------------    ------------------ ------------------- ------------------
Less than $50,000                      4.50%              4.71%              4.00%
$50,000 but less than $100,000         4.00%              4.17%              3.50%
$100,000 but less than $250,000        3.00%              3.09%              2.50%
$250,000 but less than $500,000        2.50%              2.56%              2.00%
$500,000 and over                      2.00%              2.04%              1.50%

      The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2002 to September 30, 2003, the Fund was advised that the Distributor received $51,723 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

      As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                        Report of Independent Auditors

To the Board of Directors and Shareholders of KEELEY Small Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
November 4, 2003

                       KEELEY Small Cap Value Fund, Inc.
                            Directors and Officers

Independent Directors

                                      Term of Office*           Principal Occupation(s)         Number of Portfolios
                       Position(s)     and Length of                During the Past             Overseen Within the
Name, Address and Age Held with Fund    Time Served                   Five Years                    Fund Complex
--------------------- -------------- ------------------ --------------------------------------- --------------------
Jerome J.                Director    Served as Director Vice President of Finance for Grayhill,          1
 Klingenberger                           since 1999         Inc. (electronic components and
561 Hillgrove Ave.                                                 control systems)
LaGrange, IL 60525
Age: 48
John G. Kyle             Director    Served as Director     Owner and operator of Shell Oil              1
10 Skokie Hwy                            since 1993         Services Stations and Gasoline
Highland Park, IL                                                     Distributor
 60035
Age: 62
John F. Lesch            Director    Served as Director    Attorney for Nisen & Elliott, LLC             1
200 W Adams Street                       since 1993
Suite 2500
Chicago, IL 60606
Age: 63
Sean Lowry               Director    Served as Director    Executive Vice President of Pacor             1
401 South LaSalle                        since 1999                 Mortgage Corp.
 Street
Suite 605
Chicago, IL 60605
Age: 49
Elwood P. Walmsley       Director    Served as Director    Owner of J. FitzWoody's Lakeshore             1
100 Cobblestone                          since 1999     Grill, since 2002 and Director of Sales
 Court                                                       for H.B. Taylor Company (food
Twin Lakes, WI 53181                                     services), since 2003; Prior thereto,
Age: 62                                                     National Account Executive for
                                                            Haarmann & Reimer, Division of
                                                           Bayer International, since 1999.

Interested Directors and Officers
                                      Term of Office*           Principal Occupation(s)         Number of Portfolios
Name, Address and      Position(s)     and Length of                During the Past             Overseen Within the
Age                   Held with Fund    Time Served                   Five Years                    Fund Complex
---                   -------------- ------------------ --------------------------------------- --------------------
John L. Keeley, Jr.    Director and  Served as Director    President and Treasurer of Keeley             1
401 South LaSalle       President      and President       Investment Corp. and president of
 Street                                  since 1993          Keeley Asset Management Corp.
Suite 1201
Chicago, IL 60605
Age: 63
Mark Zahorik          Vice President   Served as Vice       Vice President of Keeley Asset              N/A
401 South LaSalle                     President since         Management Corp. and Keeley
 Street                                     1997                   Investment Corp.
Suite 1201
Chicago, IL 60605
Age: 41
Mary A. Ferrari         Secretary        Served as        Corporate Secretary of Keeley Asset           N/A
401 South LaSalle                        Corporate          Management Corp. and of Keeley
 Street                               Secretary since              Investment Corp.
Suite 1201                                  1996
Chicago, IL 60605
Age: 44
Emily Viehweg           Treasurer        Served as             Treasurer of Keeley Asset                N/A
401 South LaSalle                     Treasurer since       Management Corp since 2001 and
 Street                                     1997          Assistant Treasurer of Keeley Asset
Suite 1201                                                  Management Corp. and of Keeley
Chicago, IL 60605                                             Investment Corp. since 1996
Age: 37

                      Other Directorships
                         Held Outside
Name, Address and Age  the Fund Complex
--------------------- -------------------
Jerome J.                    N/A
 Klingenberger
561 Hillgrove Ave.
LaGrange, IL 60525
Age: 48
John G. Kyle                 N/A
10 Skokie Hwy
Highland Park, IL
 60035
Age: 62
John F. Lesch                N/A
200 W Adams Street
Suite 2500
Chicago, IL 60606
Age: 63
Sean Lowry                   N/A
401 South LaSalle
 Street
Suite 605
Chicago, IL 60605
Age: 49
Elwood P. Walmsley           N/A
100 Cobblestone
 Court
Twin Lakes, WI 53181
Age: 62



Interested Directors and Officers
                      Other Directorships
Name, Address and        Held Outside
Age                    the Fund Complex
---                   -------------------
John L. Keeley, Jr.   Marquette National
401 South LaSalle           Corp.
 Street
Suite 1201
Chicago, IL 60605
Age: 63
Mark Zahorik                 N/A
401 South LaSalle
 Street
Suite 1201
Chicago, IL 60605
Age: 41
Mary A. Ferrari              N/A
401 South LaSalle
 Street
Suite 1201
Chicago, IL 60605
Age: 44
Emily Viehweg                N/A
401 South LaSalle
 Street
Suite 1201
Chicago, IL 60605
Age: 37

* Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-933-5391.

                              Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                                U.S. BANK, N.A.
                             Milwaukee, Wisconsin
                                 800-338-1579

                 Transfer Agent and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                                 800-338-1579

                                   Auditors
                          PRICEWATERHOUSECOOPERS LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLC
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results.
The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

      401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
               (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                                 ANNUAL REPORT

                              SEPTEMBER 30, 2003

Item 2. Code of Ethics.

(a) The registrant has not adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer and principal financial officer, or persons performing similar functions which conforms to all of the definitions of a "code of ethics" for purposes of this item. However, the registrant does have in place a code of ethics which goes beyond the requirement of rule 17(j)-1, which addresses, among other things, conflicts of interest which may result from personal securities transactions and dealings with third parties, and certain outside activities. In the judgment of management of the registrant, that code of ethics, as adopted, is reasonably designed to deter wrongdoing and promote ethical conduct, internal reporting and accountability for adherence to that code. The registrant's existing code of ethics, as so adopted, does not directly address issues of disclosure in reports that the registrant files with the Commission and other public communication or compliance with applicable governmental laws, rules and regulations. There are two people in the registrant's organization who would be required to be covered under any code of ethics adopted by the registrant which would meet the definition of a code of ethics in this item. Those persons are John Keeley, the president of the registrant, and Emily Viehweg, the treasurer of the registrant. Both John Keeley and Emily Viehweg are subject to the registrant's existing code. In the judgment of the registrant, the small size of the registrant's and adviser's staff who are involved in matters which would be covered by any such code of ethics as defined in this item, and the use and involvement of a third party service provider (administrator), independent auditors and outside counsel in those activities makes an additional code of ethics unnecessary. A copy of the registrant's existing code of ethics (which, however, does not meet all of the definitions of a "code of ethics" as defined in this item) is attached hereto as Exhibit (a).

(b) Not Applicable

(c) Not Applicable

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. That audit committee financial expert is Mr. Jerome Klingenberger. Mr. Klingenberger is one of the members of the board of directors and is "independent" for purposes of this Item. Since the registrant does not have a separate audit committee, the entire board of directors constitutes the audit committee, and as a member of the board of directors, Mr. Klingenberger is a member of the audit committee for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a)(1) Code of Ethics - Filed as an attachment to this filing (the code, as filed, does not meet the definition of a "Code of Ethics" as defined in this Form N-CSR).

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEELEY Small Cap Value Fund, Inc.

By: /s/ John L. Keeley, Jr.
    ------------------------------
        John L. Keeley, Jr.
        President

Date: November 24, 2003
      ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John L. Keeley, Jr.
    ------------------------------
         John L. Keeley, Jr.
         President

Date: November 24, 2003
      ----------------------------

By: /s/ Emily Viehweg
    ------------------------------
        Emily Viehweg
        Treasurer

Date: November 24, 2003
      ----------------------------